UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023
ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1800 Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

512-437-2700
(Registrant’s Telephone Number, including Area Code)
None
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	The Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02.    Termination of a Material Definitive Agreement

On September 12, 2023, we terminated our Loan and Security Agreement (the “Loan Agreement”) dated September 10, 2021, with Structural Capital Investments III, LP (“Structural” and together with the other lenders that are parties thereto, the “Lenders”), and Ocean II PLO LLC, as administrative and collateral agent for the Lenders (“Agent”), and our secured promissory note (the “Note”) with Agent evidencing our obligations under the Loan Agreement. In connection with the termination, we paid to Agent for the benefit of Lenders an aggregate amount of approximately $30.9 million (the “Payoff Amount”) in full payment of our outstanding obligations under the Loan Agreement and Note. The Payoff Amount represented $30.6 million outstanding of principal and interest on the unpaid principal balance, a prepayment fee in the amount of $0.3 million and an immaterial amount of fees and other expenses due to Agent.

Item 7.01.    Regulation FD Disclosures.

On September 13, 2023, we issued a press release related to the termination of the Loan Agreement and payoff of our obligations under the Loan Agreement. A copy of our press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Asure Software, Inc. dated September 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: September 13, 2023	By:	/s/ John Pence
Chief Financial Officer